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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

   We consent to the incorporation by reference in the Registration Statement Form S-8 No. 333-44332 of Key3Media Group, Inc. and Subsidiaries and in the related Prospectus of our report dated February 23, 2001, with respect to the consolidated financial statements and schedule of Key3Media Group, Inc. and Subsidiaries included in this Form 10-K for the year ended December 31, 2000.

                                          /s/ Ernst & Young LLP

Los Angeles, California
March 26, 2001